                                                                    EXHIBIT 99.1

                             SUBSCRIPTION AGREEMENT
         OFFER TO SUBSCRIBE FOR AND PURCHASE SERIES A PREFERRED SHARES
                                       OF
                               FRANKLIN COVEY CO.
                 PURSUANT TO THE PROSPECTUS DATED       , 1999

THE SUBSCRIPTION OFFERING EXPIRES AT 5:00 P.M., MOUNTAIN TIME, ON       , 1999,
UNLESS EXTENDED. THE EXERCISE OF YOUR SUBSCRIPTION RIGHTS MAY NOT BE REVOKED BY YOU FOR ANY REASON.

                    The Subscription Agent for the Offer is:
                           ZIONS FIRST NATIONAL BANK

                  BY MAIL:                            BY HAND AND OVERNIGHT DELIVERY:
               P.O. Box 30880                          10 E South Temple, 3rd Floor
         Salt Lake City, Utah 84130                     Salt Lake City, Utah 84111
      Attn: Corporate Trust Department               Attn: Corporate Trust Department

    Pursuant to the prospectus dated             , 1999, Franklin Covey is
offering you the nontransferable right to subscribe for and purchase one of its Series A preferred shares for every 27 of its common shares that you owned on
      , 1999 at a subscription price of $100.00 per preferred share. We will not issue fractional Series A preferred shares and we will not pay cash to you in place of rights.

    FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE SUBSCRIPTION OFFERING, PLEASE REFER TO THE PROSPECTUS, THE TERMS AND CONDITIONS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM ZIONS FIRST NATIONAL BANK (TOLL FREE
(800) 789-8833, EXT. 2268).

    To subscribe for Series A preferred shares, you should complete and sign this subscription agreement and forward it, together with payment in full in an amount equal to the number of Series A preferred shares subscribed for multiplied by $100.00, to the subscription agent by one of the methods and to the address set forth above, prior to the expiration date, which is 5:00 p.m.
Mountain Time on             , 1999. Any rights not exercised prior to the
expiration date will thereafter be null and void. DELIVERY OF THE SUBSCRIPTION AGREEMENT AND/OR PAYMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS SUBSCRIPTION AGREEMENT SHOULD BE READ
                                   CAREFULLY
                BEFORE THIS SUBSCRIPTION AGREEMENT IS COMPLETED.

---------------------------                                                                     , 1999
Number of Series A Preferred Shares You May Subscribe For                      Expiration Date, unless
                                                                               extended

    To exercise your subscription rights, you should complete the following chart (See Instructions 1, 4, 5 and 6):

---------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE SUBSCRIPTION
                                 NUMBER OF COMMON         NUMBER OF SERIES A        PRICE FOR SERIES A
NAME(S) AND ADDRESS(ES) OF       SHARES OWNED ON           PREFERRED SHARES          PREFERRED SHARES
       SHAREHOLDER(S)                 , 1999                SUBSCRIBED FOR           SUBSCRIBED FOR*
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 * Determined by multiplying the number of Series A preferred shares subscribed for by $100.

 --------------------------------------------------------------------------------------------------------

Please indicate form of payment (See Instruction 2):

    / / Check or money order payable to "Zions First National Bank, as subscription agent"

    / / Wire transfer directed to Zions First National Bank, Account
        No. 80-00005-2, ABA No. 124000054, Attention: Corporate Trust

If the aggregate amount enclosed or transmitted is insufficient to purchase the total number of Series A preferred shares indicated, or if the number of shares being subscribed for is not specified or exceeds the rights granted, you will be deemed to have subscribed for the maximum number of Series A preferred shares that you are eligible to purchase which could be subscribed for upon payment of the amount enclosed. If you do not make payment of any amounts due, Franklin Covey reserves the right to exercise any and all other rights and remedies to which it may be entitled. If your payment exceeds the aggregate subscription price for the number of Series A preferred shares subscribed for as indicated in the above table, your payment will be applied only for the number of shares indicated by you in the above table. To the extent any portion of the aggregate subscription price delivered exceeds the aggregate subscription price for the number of shares for which you subscribed or for which you are eligible to subscribe, whichever is lower, the subscription agent will return the excess amount to you, without interest or deduction, as soon as practicable.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

Ladies and Gentlemen:

    The undersigned hereby irrevocably subscribes for the number of Series A preferred shares indicated above at a purchase price of $100 per preferred share, on the terms and conditions set forth in the prospectus, the receipt of which is hereby acknowledged, and in this subscription agreement. The undersigned will, upon request, execute and deliver to the subscription agent any additional documents deemed by Franklin Covey or the subscription agent to be necessary or desirable to complete the subscription.

    The undersigned represents and warrants that the undersigned was a shareholder of record of Franklin Covey common shares as of the close of
business on       , 1999.

    All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives and successors of the undersigned. The undersigned may not transfer or assign any rights under the subscription offer or this subscription agreement.

    EXCEPT AS STATED IN THE PROSPECTUS, THE EXERCISE OF SUBSCRIPTION RIGHTS IS IRREVOCABLE.

    Unless otherwise indicated below under "Special Issuance Instructions" or "Special Delivery Instructions," please issue a share certificate evidencing the number of Series A preferred shares subscribed for in the name(s) of the undersigned and mail the share certificate to the address indicated in the table above. If "Special Issuance Instructions" or "Special Delivery Instructions" is completed, please issue the share certificate and/or mail the share certificate to the person(s) so indicated.

    The undersigned recognizes that, under certain circumstances described in the prospectus, Franklin Covey may terminate or amend the subscription offer or may postpone the expiration date. In the event the offer is terminated, Franklin Covey will return any subscription price paid, without interest, to the undersigned at the address indicated in the table above.

    The undersigned understands that all questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by Franklin Covey and will be final and binding. Franklin Covey may waive any defect or irregularity, or permit a defect or irregularity to be corrected within an amount of time as it may determine, or reject the purported exercise of any right by reason of any defect or irregularity in the exercise. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as Franklin Covey determines in its reasonable discretion. Neither Franklin Covey nor the subscription agent will be under any duty to give notification of any defect or irregularity in connection with the submission of the subscription agreement or incur any liability for failure to give such notification.

    The undersigned understands and acknowledges that Franklin Covey will rely on the representations, warranties, agreements and information provided herein by the undersigned when issuing the Series A preferred shares pursuant to the exercise of the subscription right by the undersigned. All information contained herein with respect to the undersigned shall be true, accurate and complete on the date hereof and on the date that Franklin Covey accepts this subscription agreement. The undersigned shall indemnify and hold harmless Franklin Covey and its directors, officers, employees and agents from and against all claims, losses, damages and liabilities, including without limitation reasonable attorneys' fees and costs, resulting from or arising out of any misrepresentation or any inaccuracy in or breach of any statement or provision contained in this subscription agreement.

    Until June 2, 2002, the Series A preferred shares will not be transferable unless the shares are offered first to Franklin Covey in accordance with the procedures set forth in Exhibit A to this subscription agreement, except for transfers pursuant to a registered public offering or a transaction effected on the New York Stock Exchange, to a qualified institutional buyer in a transaction exempt from or not subject to the registration requirements of the Securities Act, or to an affiliate of the transferor. Each certificate representing Series A referred shares will bear a legend on the face thereof substantially to the following effect:

    UNTIL JUNE 2, 2002 THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST OFFER IN FAVOR OF FRANKLIN COVEY CO., CONTAINED IN A SUBSCRIPTION AGREEMENT BETWEEN FRANKLIN COVEY CO. AND EACH HOLDER OF SERIES A PREFERRED SHARES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SUBSCRIPTION AGREEMENT.

    This subscription agreement shall be construed in accordance with and governed by the laws of the State of Utah, without regard to its choice of law principles.

------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 8 AND 9)

  To be completed only if the share certificate representing the Series A preferred shares subscribed for is to be issued in the name of someone other than the undersigned. Issue certificate to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

------------------------------------------------------

------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 8 AND 9)

  To be completed only if the share certificate representing the Series A preferred shares subscribed for is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the table above. Mail certificate to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

-------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                         (SEE INSTRUCTIONS 4, 5 AND 9)

X
X
  SIGNATURE(S) OF SHAREHOLDER(S)                          DATE

  Telephone Number: (   ) _______

  If signed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the following information:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 9)

       Certain signatures must be guaranteed by an eligible institution.

  Name of Firm _______________________________________________________________

  Authorized Signature _______________________________________________________

  Dated               , 1999
--------------------------------------------------------------------------------

  NOTE: THE FOLLOWING MUST BE COMPLETED AND SIGNED IF THE UNDERSIGNED IS A
        BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE
        SHAREHOLDER THAT HELD FRANKLIN COVEY COMMON SHARES ON               ,
        1999 FOR MORE THAN ONE BENEFICIAL SHAREHOLDER (SEE INSTRUCTION 5).

                       NOMINEE SHAREHOLDER CERTIFICATION

    The undersigned is a broker, dealer, commercial bank, trust company or other
nominee which held Franklin Covey common shares of record on       , 1999 for
the account of more than one beneficial owner. The undersigned hereby certifies to Franklin Covey and Zions First National Bank, as subscription agent, that:

    - the undersigned has subscribed for, on behalf of beneficial owners of Franklin Covey common shares (which may include the undersigned), the total number of Franklin Covey Series A preferred shares specified below pursuant to the subscription rights,

    - the undersigned held on       , 1999 the aggregate number of Franklin
      Covey common shares specified below for each beneficial owner (indicated below by number without identifying any such beneficial owner) on whose behalf it has subscribed for Series A preferred shares, and

    - the undersigned has subscribed for the aggregate number of shares of Series A preferred shares specified below on behalf of each such beneficial owner.

                      ATTACH ADDITIONAL LISTS AS NECESSARY

                AGGREGATE NUMBER OF COMMON SHARES      AGGREGATE NUMBER OF SERIES A PREFERRED
 BENEFICIAL           HELD ON BEHALF OF SUCH                   SHARES SUBSCRIBED FOR
OWNER NUMBER      BENEFICIAL OWNER AS OF , 1999          ON BEHALF OF SUCH BENEFICIAL OWNER
------------  --------------------------------------   --------------------------------------

     1
                      ------------------------------           -----------------------------

     2
                      ------------------------------           -----------------------------

     3
                      ------------------------------           -----------------------------

     4
                      ------------------------------           -----------------------------

     5
                      ------------------------------           -----------------------------

     6
                      ------------------------------           -----------------------------

     7
                      ------------------------------           -----------------------------

     8
                      ------------------------------           -----------------------------

     9
                      ------------------------------           -----------------------------

     10
                      ------------------------------           -----------------------------

              TOTAL:                                   TOTAL:

PLEASE SIGN AND DATE HERE:

    ----------------------                                          Dated:------------------
Name of Nominee Shareholder

    By: ----------------------
       Name:
       Title:

                                   EXHIBIT A

    Until June 2, 2002 (the "ROFO Period"), prior to any shareholder effecting a Transfer (as defined below) to any person (a "Third-Party Sale"), such shareholder (the "Offering Stockholder") will deliver to the Company a written notice (an "Offer Notice") specifying the amount of consideration (the "Offer Price") for which the Offering Stockholder proposes to sell the Securities to be offered in such Third-Party Sale (the "Offered Stock").

    Prior to effecting a Third-Party Sale, the Offering Stockholder will negotiate with the Company in good faith concerning the possible sale to the Company of the Securities proposed or otherwise intended to be sold in a Third Party Sale for a period of 3 calendar days following the date on which the Company receives the Offer Notice. If the Company delivers to the Offering Stockholder a written Notice (an "Acceptance Notice") within such 3 calendar day period (such 3 calendar day period being referred to herein as the "ROFO Acceptance Period") stating that the Company is willing to purchase all of the Offered Stock for the Offer Price and on the other terms set forth in the Offer Notice, the Offering Stockholder will sell all of the Offered Stock to the Company, and the Company will purchase such Offered Stock from the Offering Stockholder, on the proposed terms and subject to the conditions set forth below.

    The consummation of any purchase of the Offered Stock by the Company pursuant to this right of first offer (the "ROFO Closing") will occur no more than 20 calendar days following the delivery of the Acceptance Notice (such 20 calendar day period being referred to herein as the "ROFO Closing Period") at such time of day and place as may be mutually agreed upon by the Offering Stockholder and the Company. At the ROFO Closing, (i) the Company will deliver to the Offering Stockholder by certified or official bank check or wire transfer to an account designated by the Offering Stockholder an amount in immediately available funds equal to the Offer Price, (ii) the Offering Stockholder will deliver one or more certificates evidencing the Offered Stock, together with such other duly executed instruments or documents (executed by the Offering Stockholder) as may be reasonably requested by the Company to acquire the Offered Stock free and clear of any and all claims, liens, pledges, charges, encumbrances, security interests, options, trusts, commitments and other restrictions of any kind whatsoever (collectively, "Encumbrances"), except for Encumbrances created by this agreement, federal or state securities laws or the Company or as specified in the Offer Notice ("Permitted Encumbrances"), and
(iii) the Offering Stockholder will be deemed to represent and warrant to the Company that, upon the ROFO Closing, the Offering Stockholder will convey and the Company will acquire the entire record and beneficial ownership of, and good and valid title to, the Offered Stock, free and clear of any and all Encumbrances, except for Permitted Encumbrances.

    If no Acceptance Notice relating to the proposed Third-Party Sale is delivered to the Offering Stockholder prior to the expiration of the ROFO Acceptance Period, or an Acceptance Notice is so delivered to the Offering Stockholder but the ROFO Closing fails to occur prior to the expiration of the ROFO Closing Period (unless the Company was ready, willing and able prior to the expiration of the ROFO Closing Period to consummate the transactions to be consummated by the Company at the ROFO Closing), the Offering Stockholder may consummate the Third-Party Sale, but only (i) during the 180 calendar day period immediately following the expiration of the ROFO Acceptance Period (in the event that no Acceptance Notice was timely delivered to the Offering Stockholder) or the 180 calendar day period immediately following the expiration of the ROFO Closing Period (in the event that an Acceptance Notice was timely delivered to the Offering Stockholder but the ROFO Closing failed timely to occur) and
(ii) at a gross price at least equal to the Offer Price.

    For purposes of this right of first offer, the value of any consideration other than cash that is payable or receivable in the Third Party Sale will be as determined by the Board in good faith.

    As used herein the term "Transfer" means a transfer, sale, assignment, pledge, hypothecation or other disposition, whether directly or indirectly pursuant to the creation of a derivative security, the grant of an option or other right, the imposition of a restriction on disposition or voting or transfer by operation of law. Notwithstanding the foregoing, "Transfer" does not include any Transfer:

    - as a result of a change of control of the Offering Shareholder;

    - to an affiliate of the Offering Shareholder;

    - pursuant to a public offering or a transaction effected on the New York Stock Exchange;

    - to a "Qualified Institution Buyer" (as defined in Rule 144A under the Securities Act); or

    - to a bank or other lender to secure indebtedness for borrowed money.

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE SUBSCRIPTION OFFER

    1. GENERAL. For the subscription right to be validly exercised, a properly completed and duly executed subscription agreement (or facsimile thereof), payment in full of the subscription price for each share of Series A preferred stock subscribed for and any other required documents must be received by the
subscription agent prior to       , 1999, the expiration date (as set forth in
the prospectus). Once you have exercised your subscription right, your exercise may not be revoked.

    2. METHOD OF PAYMENT OF SUBSCRIPTION PRICE. Payment of the subscription price must be by (i) check or money order payable to Zions First National Bank, as subscription agent, or (ii) wire transfer of funds to the account maintained by the subscription agent for such purpose at Zions First National Bank, Account No. 80-00005-2; ABA No. 124000054; Attention: Corporate Trust (reference should be made to Franklin Covey, Co. and your name should be indicated).

    The subscription price will be deemed to have been received by the subscription agent only upon (i) clearance of any uncertified check,
(ii) receipt by the subscription agent of any certified check or bank draft drawn upon a U.S. bank or of any money order, or (iii) receipt of immediately available funds in the subscription agent's account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take at least five business days to clear. Accordingly, if you wish to pay the subscription price by means of uncertified personal check, you are urged to make payment sufficiently in advance of the expiration date to ensure that such payment is received and clears by 5:00 p.m., Mountain time, on the expiration date and are urged to consider payment by means of certified or cashier's check, money order or wire transfer of funds.

    3. METHOD OF DELIVERY. This subscription agreement, together with payment in full of the subscription price for each share of Series A preferred stock subscribed for pursuant to the subscription right, should be delivered by mail or otherwise to the subscription agent at its address set forth on the cover of this subscription agreement. PLEASE DO NOT SEND THIS SUBSCRIPTION AGREEMENT OR PAYMENT OF THE SUBSCRIPTION PRICE DIRECTLY TO FRANKLIN COVEY.

    The method of delivery of the subscription agreement and payment of the subscription price to the subscription agent will be at your election and risk, but if sent by mail it is recommended that the subscription agreement and such payment be sent by registered mail, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., Mountain time, on the expiration date.

    4. SIGNATURE(S). Each of the signatures on this subscription agreement must be that of the eligible shareholder of record. If any common shares were held of record on the record date by two or more persons, all such persons must sign this subscription agreement. If this subscription agreement is signed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Franklin Covey and the subscription agent of the authority of such person to so act must be submitted with this subscription agreement.

    5. COMMON STOCK HELD BY NOMINEES. Only holders of record of common stock on the record date may exercise the subscription right. Therefore, eligible shareholders, such as brokers, dealers, commercial banks, and trust companies, that on the record date held common stock for the account of others, should notify the respective beneficial owners of such common stock as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the subscription right. Beneficial owners of common stock held through such a nominee holder on the record date should contact the eligible shareholder and request the eligible shareholder to effect transactions in accordance with the beneficial owner's instructions. If the beneficial owner so instructs, the eligible shareholder should complete a subscription agreement and submit it, together with the proper payment, to the subscription agent. Each broker, dealer, commercial bank, trust company or other nominee holder that held common stock on the record date for more than one beneficial owner must certify to Franklin Covey and the subscription agent:

    - the total number of shares of Series A preferred stock subscribed for by such nominee on behalf of beneficial owners pursuant to the subscription right,

    - the aggregate number of shares of common stock held by it as of the record date on behalf of each beneficial owner for which it has exercised the subscription right, and

    - the aggregate number of shares of Series A preferred stock being subscribed for by it on behalf of each such beneficial owner.

    6. NO FRACTIONAL SHARES. No fractional shares of Series A preferred stock will be issued. The number of shares of Series A preferred stock for which an eligible shareholder may subscribe is proportional to the number of common shares held by such shareholder on the record date. For purposes of calculating the number of Series A preferred shares an eligible shareholder is entitled to subscribe for the aggregate number of common shares held by such eligible shareholder will be divided by 27 and rounded down to the nearest whole number. Every 27 shares of common stock held by an eligible shareholder on the record date will entitle such shareholder to purchase one Series A preferred share.

    7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of this subscription agreement should be directed to Richard Putnam, Franklin Covey's Director of Investor Relations at 2200 West Parkway Boulevard, Salt Lake City, Utah 84119-2331, or by telephone at
(801) 817-1776.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the Series A preferred shares purchased are to be issued in the name of or delivered to a person other than the person(s) signing this subscription agreement or to an address other than that shown above in the subscription chart, then the boxes captioned "Special Issuance Instructions" and/or "Special Delivery Instructions" on this subscription agreement should be completed.

    9. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this subscription agreement must be guaranteed by an eligible institution. An eligible institution means a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program. Signatures on this subscription agreement need not be guaranteed if:

    - this subscription agreement is signed by the registered holder(s) of the common shares (which term, for purposes of this document, shall include any participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of common shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this subscription agreement; or

    - this subscription agreement is submitted for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

    10. SUBSTITUTE FORM W-9 AND FORM W-8. The purchasing shareholder is required to provide the subscription agent with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to a

$50 penalty imposed by the Internal Revenue Service and to a 31% federal income tax backup withholding on any dividends or sales proceeds with respect to the Series A preferred shares. The box in Part 2 of Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the paying agent is not provided with a TIN by the time of any payment, backup withholding tax of 31% on all payments thereafter will be withheld until a TIN is provided.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                    PAYER'S NAME: ZION'S FIRST NATIONAL BANK

 ----------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    Social Security Number
 FORM   W-9                      AND CERTIFY BY SIGNING AND DATING BELOW.               OR
 DEPARTMENT OF THE TREASURY                                                             Employer Identification Number
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)
 ----------------------------------------------------------------------------------------------------------------------------

 PART 2--Certification--Under penalties of perjury, I certify that:                               PART 3--Awaiting TIN
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting  / / Awaiting TIN for a number to be issued to me) and
 (2) I am not subject to backup withholding either because I have not been notified by the
     Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 ----------------------------------------------------------------------------------------------------------------------------
 Certificate Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Signature ----------------------------------------------------------------------------------     Date----------------------

 ----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE SUBSCRIPTION OFFERING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of any payment in respect of the Series A Preferred Shares, 31% of all payments of dividends made to me thereafter will be withheld until I provide a number.

 Signature ____________________________                 Date___________________
 ------------------------------------------------------------------------------

                                       1